                                                                   EXHIBIT 10.14


                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of February 28, 2000 (the "Agreement"), amends and restates that certain Registration Rights Agreement, dated as of February 5, 1997 (the "ORIGINAL REGISTRATION RIGHTS AGREEMENT") by and among The Concours Group, Inc., a Delaware corporation (the "COMPANY"), and Tallard B.V., a Netherlands company ("TALLARD"), which Original Registration Rights Agreement was entered into in connection with that certain Investment Agreement, dated as of February 5, 1997 (the "INVESTMENT AGREEMENT"), by and among the Company, Tallard and Union Atlantic, L.C., a Florida limited liability company, and which Original Registration Rights Agreement was amended by that certain Amendment to Registration Rights Agreement, dated as of March 5, 1999, by and among the Company, Tallard and Lingfield AB, a Swedish company ("LINGFIELD"), and by that certain Second Amendment to Registration Rights Agreement, dated as of February 1, 2000, by and among the Company, Tallard and Infologix (BVI) Limited, a British Virgin Island Company ("Infologix").

                                    RECITALS:

         WHEREAS, Thayer Equity Investors IV, L.P., a Delaware limited partnership ("THAYER"), Thayer CGI Partners LLC, a Delaware limited liability company ("THAYER PARTNERS," and together with Thayer, Tallard and Infologix, the "INVESTORS"), and the Company have entered into an Investment Agreement, of even date herewith (the "SERIES B INVESTMENT AGREEMENT"), pursuant to which the Company has agreed to grant certain registration rights to Thayer and Thayer Partners;

         WHEREAS, Section 15(c) of the Original Registration Rights Agreement permits the amendment of the Original Registration Rights Agreement by consent of the holders of a majority (the "MAJORITY HOLDERS") of Registrable Shares (as defined in the Original Registration Rights Agreement, as amended), which amendment will be binding on all parties to the Original Registration Rights Agreement, as amended;

         WHEREAS, in connection with the Series B Investment Agreement, the Company deems it advisable that the parties to the Series B Investment Agreement become parties to this Agreement; and

         WHEREAS, the Majority Holders have agreed to amend and restate the Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  (b) "COMMON STOCK" means the common stock, $.01 par value per share, of the Company.

                  (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  (d) "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  (e) "REGISTRATION EXPENSES" means the expenses described in
Section 5.

                  (f) "REGISTRABLE SHARES" means the Series A Registrable Shares and the Series B Registrable Shares.

                  (g) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  (h) "SERIES A REGISTRABLE SHARES" means (i) shares of Common Stock issued or issuable upon conversion of the 1,810,000 shares of the Company's Series A Convertible Preferred Stock, $0.01 par value per share (the "SERIES A STOCK") owned by Tallard as of the date of this Agreement; (ii) shares of Common Stock issued or issuable upon conversion of the promissory notes (the "NOTES") issued in connection with that certain Loan Agreement, dated as of March 5, 1999, by and among the Company, Tallard and Infologix (as successor to Lingfield); (iii) 240,001 shares of Common Stock owned by Tallard as of the date of this Agreement; (iv) 750,000 shares of Common Stock purchased by Infologix pursuant to that certain Stock Purchase and Debt Conversion Agreement, dated as of February 1, 2000 (the "STOCK PURCHASE AGREEMENT"), by and among the Company, Tallard and Infologix; (v) 50,000 shares of Common Stock to be issued upon the exercise of the Warrants issued pursuant to the Stock Purchase Agreement; and
(vi) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Series A Registrable Shares shall cease to be Series A Registrable Shares (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (y) upon any sale in any manner to a person or entity which, by virtue of
Section 14, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Series A Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Series A Registrable Shares even if such conversion has not yet been effected.

                  (i) "SERIES B REGISTRABLE SHARES" means (i) the Common Stock issued or issuable upon conversion of the 1,546,784 shares of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "SERIES B STOCK") now owned or hereafter acquired by Thayer and Thayer Partners; and (ii) any other shares of Common Stock issued in respect of such shares (i) (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Series B Registrable Shares shall cease to be Series B Registrable Shares (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (y) upon any sale in any manner to a person or entity which, by virtue of
Section 14, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Series B Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Series B Registrable Shares even if such conversion has not yet been effected.

                  (j) "SERIES A STOCKHOLDERS" means Tallard, Infologix and any persons or entities to whom the rights granted under this Agreement are transferred by Tallard, Infologix or their respective successors or assigns pursuant to Section 14.

                  (k) "SERIES B STOCKHOLDERS" means Thayer, Thayer Partners and any persons or entities to whom the rights granted under this Agreement are transferred by Thayer or Thayer Partners, and their respective successors or assigns pursuant to Section 14.

                  (l) "STOCKHOLDERS" means the Series A Stockholders and the Series B Stockholders.

         2. DEMAND REGISTRATIONS.

                  (a) Series A Registrable Shares. At any time during the three-year period beginning six months after the closing of the Company's first underwritten public offering pursuant to a Registration Statement, unless this Agreement is earlier terminated, Series A Stockholders holding in the aggregate at least 66 2/3% of the Series A Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Series A Registrable Shares owned by such Series A Stockholders having an offering price of at least $3.00 per share (based on the closing market price on the business day preceding the date of such notice). If the holders initiating the registration intend to distribute the Series A Registrable Shares by means of an underwriting, they shall so advise the Company in their request. The selection of the managing underwriters of any such underwritten offering shall be subject to the approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld. If such registration is underwritten, the right of other Series A Stockholders and Series B Stockholders to participate shall be conditioned on such Series A Stockholders' and Series B Stockholders' participation in such underwriting. Upon receipt of any such request, the Company promptly shall give written notice of such proposed registration to all

Series A Stockholders and Series B Stockholders. Such Series A Stockholders and Series B Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Series A Registrable Shares and Series B Registrable Shares as such Series A Stockholders and Series B Stockholders may request in such notice of election; provided, however, that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Series A Registrable Shares and Series B Registrable Shares requested to be registered by all Series A Stockholders and Series B Stockholders may not be included in the offering, then all Series A Stockholders and Series B Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Series A Registrable Shares and Series B Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Series A Registrable Shares and Series B Registrable Shares which the Company has been requested to so register.

                  (b) Series B Registrable Shares. At any time after the first to occur of (i) the date that is the second anniversary of the date of this Agreement; or (ii) the date that is one hundred and eighty (180) days after the closing of the Company's first underwritten public offering pursuant to a Registration Statement where the aggregate gross proceeds (prior to underwriter commissions and expenses) of such offering is greater than $25,000,000 (a "QUALIFYING IPO"), unless this Agreement is earlier terminated, Series B Stockholders holding in the aggregate at least 66 2/3% of the Series B Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 (or any successor form) of Series B Registrable Shares owned by such Series B Stockholders so long as either (x) 50% of the Series B Registrable Shares outstanding are registered in such offering, or (y) the aggregate gross proceeds to be received from such offering is expected to be not less than $25,000,000. If the holders initiating the registration intend to distribute the Series B Registrable Shares by means of an underwriting, they shall so advise the Company in their request. The selection of the managing underwriters of any such underwritten offering shall be subject to the approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld. If such registration is underwritten, the right of other Series B Stockholders and Series A Stockholders to participate shall be conditioned on such Series B Stockholders' and Series A Stockholders' participation in such underwriting. Upon receipt of any such request, the Company promptly shall give written notice of such proposed registration to all Series B Stockholders and Series A Stockholders. Such Series B Stockholders and Series A Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Series B Registrable Shares and Series A Registrable Shares as such Series B Stockholders and Series A Stockholders may request in such notice of election; provided, however, that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Series B Registrable Shares and Series A Registrable Shares requested to be registered by all Series B Stockholders and Series A Stockholders may not be included in the offering, then all Series B Stockholders and Series A Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Series B Registrable Shares and Series A Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 (or any successor form) of all Series B Registrable Shares and Series A Registrable Shares which the Company has been requested to so register; provided further, however, that if in the good faith determination of the Company's Board of Directors, the Company is engaged in any other activity that would be adversely affected by the requested registration to the material detriment of the Company then the Company may, at its option, direct that such request be delayed. The Company may delay such registration on no more than two occasions in any twelve
(12) month period for a period not to exceed ninety (90) days in each case. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Series B Registrable Shares and Series A Registrable Shares which the Company has been requested to so register.

                  (c) Registrations on Forms S-2 and S-3. At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), and, in the case of the Series B Registrable Shares, on Form S-2 (or any successor form relating to secondary offerings), Series A Stockholders holding in the aggregate at least 50% of the Series A Registrable Shares and Series B Stockholders holding in the aggregate at least 66-2/3% of the Series B Registrable Shares may request the Company, in writing, to effect the registration on Form S-3 (or such successor form) or, in the case of Series B Registrable Shares, on Form S-2 or Form S-3 (or such successor form) (i) in the case of the Series A Registrable Shares, shares of Series A Registrable Shares having an offering price of at least $3.00 per share (based on the then current public market price); or (ii) in the case of the Series B Registrable Shares, a number of shares where the aggregate gross proceeds to be received from such offering is expected to be not less than $500,000. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Series A Stockholders and Series B Stockholders. Such Series A Stockholders and Series B Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Series A Registrable Shares and Series B Registrable Shares, as such Series A Stockholders and Series B Stockholders may request in such notice of election; provided, however, that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Series A Registrable Shares and Series B Registrable Shares, as applicable, requested to be registered by all Series A Stockholders and Series B Stockholders, may not be included in the offering, then all Series A Stockholders or Series B Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Series A Registrable Shares or Series B Registrable Shares, as applicable, which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) or, in the case of the Series B Registrable Shares, on Form S-2 (or such successor form) or Form S-3 (or such successor form) of all Series A Registrable Shares and/or Series B Registrable Shares, as applicable, which the Company has been requested to so register.

                  (d) Limitations. The Company shall be required to effect no more than two registrations pursuant to paragraph (a), no more than two registrations pursuant to paragraph (b), and no more than three registrations on Form S-2 or S-3 in the case of the Series B Registrable

Shares under paragraph (c) above. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within twelve (12) months after the effective date of any other Registration Statement of the Company. The Series B Stockholders may not make more than two requests for registration on Form S-2 or S-3 in any one twelve (12) month period; provided, however, that if in the good faith determination of the Company's Board of Directors the Company is engaged in any other activity that would be adversely affected by the requested registration to the material detriment of the Company then the Company may, at its option direct that such request be delayed. The Company may delay such registration on no more than one occasion in any twelve (12) month period for a period not to exceed ninety (90) days.

                  (e) Delay. If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has plans to engage, within ninety (90) days of the time of the request, in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3, or the Company is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may, at its option, direct that such request be delayed for a period not in excess of twelve (12) months from the effective date of such offering or the date of commencement of such other material activity, as the case may be.

         3. INCIDENTAL REGISTRATION.

                  (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of any Stockholder given within twenty (20) days after the Company provides such notice (which request shall state the number of Registrable Shares which the Stockholder wishes to dispose of and the intended method of disposition), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder; and provided further, that if registration rights pursuant to this
Section 3 arise in connection with an underwritten public offering by the Company, the Stockholders requesting registration of Registrable Shares may only dispose of such Registrable Shares in the underwritten public offering.

                  (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If, in the opinion of the managing underwriter, it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the Stockholders and persons or entities holding registration rights granted in accordance with Section 10 shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares that the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts, consistent with legal requirements, to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall take the following actions:

                  (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

                  (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

                  (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                  (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

         5. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 2 is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

         6. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such selling Stockholder furnished in writing to the Company by or on behalf of such selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such selling Stockholders hereunder shall be limited to an amount equal to the proceeds to each selling Stockholder from Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such selling Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such selling Stockholder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case (A) no such holder will be required to contribute any amount in excess of the proceeds to it from all Registrable Shares sold by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         7. INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. If the Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limitation, customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         8. INFORMATION BY HOLDER. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         9. "STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such

Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement.

         10. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. As long as Tallard holds any shares of the Company's Series A Stock or any shares issued to Tallard upon the conversion of the Series A Stock, or Thayer owns any shares of the Company's Series B Stock or any shares issued to Thayer upon the conversion of the Series B Stock, the Company shall not, without the prior written consent of Tallard and Thayer, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to or less favorable than the terms on which holders of Registrable Shares may include shares in such registration.

         11. RULE 144 REQUIREMENTS. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement; (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act; or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company shall take the following actions:

                  (i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (iii) furnish to any holder of Registrable Shares upon request
(A) a written statement by the Company as to its compliance with the requirements of Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         12. MERGERS, ETC. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose, references hereunder to "Registrable Shares" shall be deemed to include securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 12 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of

(a) cash; (b) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act; or (c) securities of the acquiring corporation that the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

         13. TERMINATION. All of the Company's obligations to register Series A Registrable Shares under this Agreement shall terminate on the agreement of the Company and a majority of the holders of the Series A Registrable Shares (by written consent or by vote of the holders of a majority of the then outstanding Series A Registrable Shares). All of the Company's obligations to register Series B Registrable Shares under this Agreement shall terminate on the earlier of (a) the date that is the fifth anniversary of a Qualifying IPO; or (b) the date on which all Series B Registrable Shares held by a Series B Stockholders can be sold under Rule 144(c) of the Securities Act within a ninety (90) day period.

         14. TRANSFERS OF RIGHTS. This Agreement and the rights and obligations of Tallard hereunder, may be assigned by Tallard to any person or entity to which Registrable Shares are transferred by Tallard, and such transferee shall be deemed a "STOCKHOLDER" for purposes of this Agreement. This Agreement and the rights and obligations of Thayer hereunder, may be transferred by Thayer to (a) any partner or retired partner of Thayer (or any family member of such person or trust for the benefit of such person) to which Registrable Shares are transferred, and such transferee shall be deemed a "STOCKHOLDER" for purposes of this Agreement, and (b) any person or entity to which Registrable Shares are transferred, and who acquires at least ten percent (10%) of the Series B Stock issued pursuant to the terms of the Series B Investment Agreement, and such transferee shall be deemed a "STOCKHOLDER" for purposes of this Agreement; provided, however, that in all cases set out in this Section 14 the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms of this Agreement.

         15. GENERAL.

                  (a) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or fax or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, to The Concours Group, Inc., 3 Kingwood Place, 800 Rockmead Drive, Kingwood, Texas 77339, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to Tallard and Thayer, with a copy to Andrius Kontrimas, Esq., Jenkens & Gilchrist, P.C., 1100 Louisiana, Suite 1800, Houston, TX 77002 (fax no. (713) 951-3314); or

         If to Tallard, to Tallard B.V., Alexander Battalaan 40, 6221 CE Maastricht, The Netherlands, or at such other address or addresses as may have been furnished to the Company in writing by Tallard, with a copy to James D. Rosener, Esq., Pepper Hamilton LLP, Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312 (fax no. (610) 640-7835).

         If to Thayer or Thayer Partners, to Thayer Equity Investors IV, L.P. 1445 Pennsylvania Avenue, N.W., Suite 350, Washington DC 20004, Attention:
Robert Michalik (fax no. (202) 371-0391) or such other address or addresses as may have been furnished in writing to the Company in writing by Thayer, with a copy to Christopher J. Hagan, Esq., Hogan & Hartson, L.L.P., 555 13th Street, N.W, Washington DC 20004 (fax no. (202) 637-5910).

         Notices provided in accordance with this Section 15(a) shall be deemed delivered upon personal delivery, upon receipt of confirmation sheet confirming the receipt of a fax, or two business days after deposit in the mail.

                  (b) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  (c) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least fifty percent (50%) of the Series A Registrable Shares and fifty percent (50%) of the Series B Registrable Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. This Agreement may be executed and delivered by facsimile transmission.

                  (e) SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such holding shall not affect the validity or enforceability of any other provision of this Agreement and the provision held to be invalid, illegal or unenforceable shall be deemed modified to the minimum extent necessary to render it valid, legal and enforceable while accomplishing the intent of such provision as nearly as practicable

                  (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

                  (g) NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.

                  (h) ATTORNEYS' FEES. If any arbitration or action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs from the other party; provided, however, that no party shall be a prevailing party unless such party has recovered more or paid less as a result of arbitration or a final order resulting from judicial proceedings than the amount offered by an opposing party to settle the dispute.

         Executed as of the date first written above.

                                         COMPANY:

                                         THE CONCOURS GROUP, INC.

                                         By:        /s/ Ronald P. Christman
                                                    ----------------------------
                                         Name:      Ronald P. Christman
                                                    ----------------------------
                                         Title:     Chief Executive Officer
                                                    ----------------------------


                                         TALLARD:

                                         TALLARD B.V.

                                         By:        /s/ Insinger Management
                                                    ----------------------------
                                         Name:      (Netherlands) BV
                                                    ----------------------------
                                         Title:     Director
                                                    ----------------------------


                                         THAYER:

                                         THAYER EQUITY INVESTORS IV, L.P.

                                              By:  TC Equity Partners IV, L.L.C.
                                              Its General Partner

                                              By:   /s/ Robert E. Michalik
                                                    ----------------------------
                                              Name: Robert E. Michalik
                                                    ----------------------------
                                              Title: Vice President
                                                    ----------------------------


                                         THAYER PARTNERS:

                                         THAYER CGI PARTNERS LLC

                                         By:        /s/ Robert E. Michalik
                                                    ----------------------------
                                         Name:      Robert E. Michalik
                                                    ----------------------------
                                         Title:     Vice President
                                                    ----------------------------

                                         INFOLOGIX:

                                         INFOLOGIX (BVI) LIMITED

                                         By:        /s/ Martyn David Crespel
                                                    ----------------------------
                                         Name:      Martyn David Crespel
                                                    ----------------------------
                                         Title:     Director
                                                    ----------------------------